UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2021

AMGEN INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California		91320-1799
(Address of Principal Executive Offices)		(Zip Code)

(805) 447-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The NASDAQ Stock Market LLC
1.250% Senior Notes Due 2022	AMGN22	The NASDAQ Stock Market LLC
2.000% Senior Notes Due 2026	AMGN26	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 18, 2021. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 11 nominees for director were elected to serve a one-year term expiring at the Company’s 2022 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non- Votes
Dr. Wanda M. Austin	431,922,888	2,288,277	869,196	68,583,345
Mr. Robert A. Bradway	407,033,609	25,154,822	2,891,930	68,583,345
Dr. Brian J. Druker	431,811,499	2,408,350	860,512	68,583,345
Mr. Robert A. Eckert	357,170,046	76,956,150	954,165	68,583,345
Mr. Greg C. Garland	402,697,562	31,008,919	1,373,880	68,583,345
Mr. Charles M. Holley, Jr.	420,183,808	13,908,433	988,120	68,583,345
Dr. Tyler Jacks	431,917,033	2,243,876	919,452	68,583,345
Ms. Ellen J. Kullman	425,050,990	9,059,349	970,022	68,583,345
Ms. Amy E. Miles	432,435,335	1,753,283	891,743	68,583,345
Dr. Ronald D. Sugar	354,582,603	79,471,019	1,026,739	68,583,345
Dr. R. Sanders Williams	423,603,321	10,596,931	880,109	68,583,345

Item 2 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	405,071,774
Against:	27,384,220
Abstain:	2,624,367
Broker Non-Votes:	68,583,345

Item 3 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021. No Broker Non-Votes resulted from the vote on this proposal.

For:	479,018,285
Against:	23,843,434
Abstain:	801,987

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 19, 2021

	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Executive Vice President, General Counsel and Secretary